UNITED STATES

SECURITIES & EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a -12

Luby’s, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On December 14, 2007, Luby’s, Inc. posted the following information on the company’s website:

ZIP CODE SEARCH

LOCATIONS	MENU	KIDS	OUR STORY	CONTACT US	WHAT’S NEW

GET INFORMED LUBY’S BOARD NOMINEES’ BIOS DEFINITIVE PROXY MATERIALS 2007 ANNUAL REPORT ANNUAL SHAREHOLDER MEETING

Vote Your White Proxy Card

•     Get Informed

o       Investor Brochure (12/13/07)

o       Investor Presentation (12/13/07)

o       Luby’s Urges Shareholders To Reject Ramius Capital (12/6/07)

o       Letter to Shareholders (10/30/07)

•     Vote Here

If you have any questions regarding voting your proxy, please contact:

MacKenzie Partners, Inc

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

E-mail: proxy@mackenziepartners.com

or

Contact: Rick Black at 713.329.6808

Additional Information

In connection with the solicitation of proxies, Luby’s has filed with the SEC a definitive proxy statement on November 29, 2007 (the “Proxy Statement”). The Proxy Statement contains important information about Luby’s and the 2008 Annual Meeting of Shareholders. Luby’s shareholders are urged to read the Proxy Statement carefully.

On November 29, 2007, Luby’s began the process of mailing the Proxy Statement, together with a WHITE proxy card. Shareholders may obtain additional free copies of the Proxy Statement and other documents filed with the SEC by Luby’s through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents also may be obtained free of charge from Luby’s by contacting Investor Relations in writing at Luby’s, Inc., 13111 Northwest Freeway, Suite 600, Houston, Texas 77040; or by phone at 713-329-6808; or by email at investors@lubys.com. The Proxy Statement is also available on Luby’s website at https://www.lubys.com/database/PDF/Shareholder/2007ProxyFinal.pdf. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. In addition, copies of the Proxy Statement may be requested by contacting the Company’s proxy solicitor, MacKenzie Partners, Inc., by phone toll-free at 1-800-322-2885.

Luby’s and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the 2008 Annual Meeting of Shareholders. You can find information about Luby’s directors and executive officers in the Proxy Statement.

Vote Your White Proxy Card   |   Get Informed   |   Luby’s Board Nominees’ Biographies   |   Vote Here   |

Additional Information Legend

ZIP CODE SEARCH

LOCATIONS	MENU	KIDS	OUR STORY	CONTACT US	WHAT’S NEW

GET INFORMED LUBY’S BOARD NOMINEES’ BIOS DEFINITIVE PROXY MATERIALS 2007 ANNUAL REPORT ANNUAL SHAREHOLDER MEETING	Get Informed • Investor Brochure (12/13/07) • Investor Presentation (12/13/07) • Luby’s Urges Shareholders To Reject Ramius Capital (12/6/07) • Letter to Shareholders (10/30/07)

Vote Your White Proxy Card   |   Get Informed   |   Luby’s Board Nominees’ Biographies   |   Vote Here   |

Additional Information Legend

ZIP CODE SEARCH

LOCATIONS	MENU	KIDS	OUR STORY	CONTACT US	WHAT’S NEW

GET INFORMED LUBY’S BOARD NOMINEES’ BIOS DEFINITIVE PROXY MATERIALS 2007 ANNUAL REPORT ANNUAL SHAREHOLDER MEETING	Luby’s Board Nominee’s Biographies

GASPER MIR, III, 61, is a Certified Public Accountant and is principal owner of the public accounting and professional services firm Mir•Fox & Rodriguez, P.C., which he founded in 1988. His work there has included financial audit and accounting services for clients in the retail industry. He is currently on a leave of absence from that firm and will return at the beginning of calendar year 2008. Mr. Mir currently serves as Executive General Manager of Strategic Partnerships for the Houston Independent School District continuing until the end of calendar year 2007. From 1969 until 1987, he worked at KPMG, an international accounting and professional services firm, serving as a partner of the firm from 1978 until 1987. Mr. Mir has been a director of the Company since January 2002 and is Chairman of the Board of Directors, Chairman of the Executive Committee and the Nominating and Corporate Governance Committee, and a member of the Finance and Audit Committee. As Chairman, he presides over all Board meetings, as well as executive sessions and meetings of the independent directors, and he acts as an intermediary between the Board and Luby’s Management. Mr. Mir is also a director of the Memorial Hermann Hospital System; the Greater Houston Community Foundation; the Sam Houston Council of Boy Scouts; the Advisory Board of the University of Houston-Downtown School of Business; and the Houston Region Advisory Board of JPMorgan Chase Bank of Texas.

JUDITH B. CRAVEN, M.D., M.P.H., 62, is the retired President of the United Way of the Texas Gulf Coast (from 1992 until 1998). She is licensed to practice medicine and has a distinguished career in public health. She served as Dean of the School of Allied Health Sciences of the University of Texas Health Science Center at Houston from 1983 until 1992 and Vice President of Multicultural Affairs for the University of Texas Health Science Center from 1987 until 1992. She also served as Director of Public Health for the City of Houston from 1980 until 1983, which included responsibility for the regulation of all foodservice establishments in the City. Dr. Craven has been an independent director of the Company since January 1998 and is Vice Chair of the Board of Directors, Chair of the Personnel and Administrative Policy Committee, Vice-Chair of the Executive Compensation Committee and the Executive Committee, and a member of the Nominating and Corporate Governance Committee. She is also a director of Belo Corp.; SYSCO Corporation; Sun America Fund; Valic Corp.; and the Houston Convention Center Hotel Board of Directors. She is a former member of the Board of Regents of the University of Texas at Austin.

ARTHUR ROJAS EMERSON, 62, has been Chairman and Chief Executive Officer of GRE Creative Communications, a full-service, bilingual marketing and public relations firm, which includes Hispanic-targeted marketing, since June 2000. Mr. Emerson’s experience includes conducting foodservice television marketing campaigns. From 1994 until 2000, he was Vice President and General Manager of the Texas stations of the Telemundo television network. He served as Chairman of the San Antonio Hispanic Chamber of Commerce in 1994. In 1995, he served as Chairman of CPS Energy. He served as Chairman of the San Antonio Port Authority from 2001-2007. He served on the Board of the San Antonio Branch of the Dallas Federal Reserve Board from 1998 to 2004. He served as Chairman of the Greater San Antonio Chamber of Commerce in 1999. Mr. Emerson has been an independent director of the Company since January 1998 and is a member of the Finance and Audit Committee. He is currently Chairman of the Texas Aerospace Committee. Mr. Emerson is also currently a director of USAA Federal Savings Bank, Chairman of its Credit Committee, where he serves on its Finance and Audit Committee, and is former Chairman of its Trust Committee.

FRANK MARKANTONIS, 59, is an attorney with over thirty years of legal experience representing clients in the restaurant industry, with a concentration in real estate development, litigation defense, insurance procurement and coverage, immigration and employment law. For the last fifteen years he has served as General Counsel of Pappas Restaurants, Inc. He is a graduate of the University of Texas at Austin (1970) and the University of Houston Law Center (1973). Mr. Markantonis is admitted to practice in the following jurisdictions and before the following courts: The United States Supreme Court, District of Columbia Court of Appeals, United States Court of Appeals for the Fifth Circuit, The United States District Court for the Southern District of Texas, and the State of Texas. Mr. Markantonis is a member of the State Bar of Texas, District of Columbia Bar, and is a Fellow in the Houston Bar Association. He has been a director of the Company since January 2002 and is a member of the Personnel and Administrative Policy Committee.

Vote Your White Proxy Card   |   Get Informed   |   Luby’s Board Nominees’ Biographies   |   Vote Here   |

Additional Information Legend

ZIP CODE SEARCH

LOCATIONS	MENU	KIDS	OUR STORY	CONTACT US	WHAT’S NEW

GET INFORMED LUBY’S BOARD NOMINEES’ BIOS DEFINITIVE PROXY MATERIALS 2007 ANNUAL REPORT ANNUAL SHAREHOLDER MEETING	Vote Here Registered Holders (Shares held by Individuals with Stock Certificates) http://www.cesvote.com Beneficial Holders (Shares held through a Bank or Broker) http://www.proxyvote.com

Vote Your White Proxy Card   |   Get Informed   |   Luby’s Board Nominees’ Biographies   |   Vote Here   |

Additional Information Legend

ZIP CODE SEARCH

LOCATIONS	MENU	KIDS	OUR STORY	CONTACT US	WHAT’S NEW

GET INFORMED LUBY’S BOARD NOMINEES’ BIOS DEFINITIVE PROXY MATERIALS 2007 ANNUAL REPORT ANNUAL SHAREHOLDER MEETING	Annual Shareholder Meeting Date: January 15, 2008 Time: 11:00 a.m. Central Time Location: Sheraton Brookhollow Hotel in Houston, TX Contact: Rick Black at 713.329.6808

Vote Your White Proxy Card   |   Get Informed   |   Luby’s Board Nominees’ Biographies   |   Vote Here   |

Additional Information Legend